-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------
                                  June 21, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            ------------------------

                                IMAGEX.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------



          WASHINGTON                       0-78271             91-1727170

 (STATE OR OTHER JURISDICTION          (COMMISSION FILE      (I.R.S. EMPLOYER
       OF INCORPORATION)                    NUMBER)       IDENTIFICATION NO.)


               10210 NE POINTS DRIVE, 2ND FL., KIRKLAND, WA 98033
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                            ------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 576-6500

                            ------------------------

                                  INAPPLICABLE
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On June 21, 2000, ImageX.com, Inc. (the "Company") acquired 100% of creativepro.com, Inc., an Oregon corporation ("creativepro") pursuant to an Agreement and Plan of Merger dated March 18, 2000, as amended May 20, 2000, among the Company, Columbia Acquisition Corp., an Oregon corporation and wholly owned subsidiary of the Company, creativepro, and Standish O'Grady as shareholder representative (the "Merger Agreement"). By the terms of the Merger Agreement, creativepro merged with and into Columbia Acquisition Corp.

         Headquartered in Portland, Oregon, creativepro is a vertical Web portal that provides online information, products and e-services that address the core needs of creative professionals within the print and Web publishing communities. As a one-stop resource for creative professionals, creativepro.com delivers a wide range of industry-specific features including news and product reviews, and products and services that make the process of creating, editing, assembling and managing digital content for print and electronic publishing more productive and efficient.

         Upon effectiveness of the Merger on June 21, 2000, the shareholders of creativepro received a total of 3,541,137 unregistered shares of Company common stock along with $11.5 million in cash.

         Options to purchase creativepro common stock were assumed by the Company and converted into options to purchase a total of approximately 748,539 shares of Company common stock on the same vesting terms and on substantially the same other terms and conditions of creativepro's stock option plan. The exercise price of each creativepro option assumed was proportionately adjusted.

         Warrants to purchase creativepro common stock were assumed by the Company and converted into warrants to purchase a total of approximately 17,402 shares of Company common stock on the same terms and conditions as were applicable under such assumed warrants. The exercise price of each creativepro warrant assumed was proportionately adjusted.

         There were no relationships prior to the merger between creativepro or any of its shareholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

         A copy of the Merger Agreement is filed herewith as Exhibit 10.1 and incorporated by reference herein.

         The information that is set forth in the Company's Press Releases dated June 22, 2000 is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         (1) Information required pursuant to Rule 3-05 (b) of Regulation S-X is not currently available and will be filed on or before August 19, 2000.

(b)      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         (1) Information required pursuant to Article 11 of Regulation S-X is not currently available and will be filed on or before August 19, 2000.


(c)      EXHIBITS

10.1 Amended and Restated Agreement and Plan of Merger among ImageX.com, Inc., Columbia Acquisition Corp., and creativepro.com, Inc., and Shareholder Representative dated May 20, 2000.*

99.1 Text of Press release dated June 22, 2000, regarding the completion of the acquisition of creativepro.com, Inc.


-----------------------------------------------------------------------------
* The Company hereby undertakes to furnish supplementally a copy of omitted exhibits to the Commission upon request.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IMAGEX.COM, INC.

                                          By: /s/ ROBIN L. KRUEGER
                                            ---------------------------------
                                                Robin L. Krueger
                                                Chief Financial Officer

Dated: June 30, 2000

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

10.1     Amended and Restated Agreement and Plan of Merger among ImageX.com,
         Inc., Columbia Acquisition Corp., and creativepro.com, Inc., and
         Shareholder Representative dated May 20, 2000.*

99.1 Text of Press release dated June 22, 2000, regarding the completion of the acquisition of creativepro.com, Inc.

-----------------------------------------------------------------------------
* The Company hereby undertakes to furnish supplementally a copy of omitted exhibits to the Commission upon request.